Exhibit 10.1

AMENDMENT NO. 1

TO THE

CANO PETROLEUM, INC.

2005 LONG-TERM INCENTIVE PLAN

CANO PETROLEUM, INC., a Delaware corporation (the “Company”), pursuant to the authority granted in Article 9 of the Cano Petroleum, Inc. 2005 Long-Term Incentive Plan (the “Plan”), hereby amends the Plan, effective as of December 28, 2006 and subject to the approval of the requisite vote of the stockholders of the Company, to increase (i) the number of shares of Common Stock that are subject to the Plan and (ii) the number of shares of Common Stock relating to “Awards” (as defined in the Plan) that may be granted to an “Executive Officer” (as defined in the Plan) during any calendar year.

1.                                       Effective as of December 28, 2006, the first two sentences of Section 5.1 are hereby amended by deleting said sentences in their entirety and substituting in lieu thereof the following:

Subject to adjustment as provided in Articles 11 and 12 of the Plan, the maximum number of shares of Common Stock that may be delivered pursuant to Awards, other than Incentive Stock Options, granted under the Plan is 3,500,000 shares, and the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options is 3,500,000 shares.  Subject to adjustment pursuant to Articles 11 and 12, no Executive Officer may receive in any calendar year (i) Stock Options or SARs relating to more than 300,000 shares of Common Stock, or (ii) Restricted Stock, Restricted Stock Units, Performance Awards or Other Awards that are subject to the attainment of Performance Goals relating to more than 300,000 shares of Common Stock; provided, however, that all such Awards to any Executive Officer during any calendar year shall not exceed an aggregate of more than 300,000 shares of Common Stock.

2.                                       Except as amended hereby, the Plan, as previously amended, shall remain in full effect.

IN WITNESS WHEREOF, the Plan is amended effective as of the dates set forth above.

CANO PETROLEUM, INC.

By:	/s/ S. Jeffrey Johnson
	Name:	S. Jeffrey Johnson
	Title:	Chairman and CEO